UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2013

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PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

(Exact name of registrant specified in its charter)

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Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (513) 554-1110

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Elimination of Asset Management Fees During Offering Period

On January 7, 2013, the board of directors of Phillips Edison – ARC Shopping Center REIT Inc., a Maryland corporation (the “Company”), approved changes to the compensation structure contemplated in the advisory agreement between the Company and its advisor, American Realty Capital II Advisors, LLC (the “Advisor”), for the asset management services provided by the Advisor.  These changes provide that the asset management compensation structure contemplated in the current advisory agreement between the Company and the Advisor will be eliminated effective October 1, 2012.

Instead, the Company expects to issue to the Advisor on a quarterly basis performance-based restricted partnership units of the Company’s operating partnership, Phillips Edison – ARC Shopping Center Operating Partnership, L.P. (the “Operating Partnership”), designated as “Class B units.”  The Class B units will vest, and will no longer be subject to forfeiture, at such time as: (x) the value of the Operating Partnership’s assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 6% cumulative, pre-tax, non-compounded annual return thereon (the “economic hurdle”); (y) any one of the following occurs: (1) the termination of the Advisory Agreement by an affirmative vote of a majority of the Conflicts Committee without cause; (2) a listing event; or (3) another liquidity event; and (z) the Advisor is still providing advisory services to the Company (the “performance condition”). Such Class B units will be forfeited immediately if: (a) the advisory agreement is terminated other than by an affirmative vote of a majority of the Company's independent directors without cause; or (b) the advisory agreement is terminated by an affirmative vote of a majority of the Company’s independent directors without cause before the economic hurdle has been met.

Press Release

On January 14, 2013, Phillips Edison – ARC Shopping Center REIT Inc., a Maryland corporation (the “Company”), issued a press release to announce the changes to the asset management compensation structure discussed above.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

99.1      Press Release dated January 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

Dated: January 14, 2013	By:	/s/ R. Mark Addy______________________________
R. Mark Addy
Chief Operating Officer

EXHIBIT INDEX

Exhibit No.                                 Description

Ex. 99.1                                       Press Release dated January 14, 2013